The following is a supplement to your Allstate Variable Annuities (Allstate Variable Annuity - B Share and Allstate Variable Annuity - L Share) prospectus. Please review and retain this supplement with your current prospectus. If you have any questions, call 1-800-256-9392.

                     Allstate Life Insurance Company of New
               York Allstate Life of New York Separate Account A
                       Supplement, dated January 14, 2005
                                     to the
                        Prospectus dated May 1, 2004 for
                         The Allstate Variable Annuities
                               (Allstate Variable
                 Annuity - B Share and Allstate Variable Annuity
                                   - L Share)
                        as supplemented January 1, 2005,
               December 30, 2004, October 1, 2004 and June 4, 2004


The purpose of this supplement is to correct errors in the above-referenced prospectus for the Allstate Variable Annuity - B Share and the Allstate Variable Annuity - L Share variable annuity contracts (the "Contracts"), offered by Allstate Life Insurance Company of New York. Please keep this supplement for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.

Your prospectus is amended as follows:


Page 11: Replace the section under the subheading "Variable Account Annual Expenses" starting with the expense charge table with the following:

                                                Mortality and Expense  Administrative Expense   Total Variable
Basic Contract (without any optional benefit)             Charge            Charge*          Account Annual Expense
Allstate Variable Annuity - B share                        1.10%               0.30%                  1.40%
Allstate Variable Annuity - L share                        1.50%               0.30%                  1.80%

*We reserve the right to raise the administrative expense charge to 0.35%.
However, we will not increase the charge once we issue your Contract. The administrative expense charge is 0.19% for Contracts issued before January 1, 2005.

Each Contract also offers optional riders that may be added to the Contract. For each optional rider you select, you would pay the following additional mortality and expense risk charge associated with each rider.


MAV Death Benefit Option                             0.20% (up to 0.30% for Options added in the future)



If you select the Options with the highest possible combination of mortality and expense risk charges, your Variable Account expenses would be as follows, assuming current expenses:

                                                Mortality and Expense      Administrative           Total Variable
                                                     Risk Charge           Expense Charge*      Account Annual Expense
Contract with the MAV Death Benefit Option
Allstate Variable Annuity - B Share                     1.30%                   0.30%                    1.60%
Allstate Variable Annuity - L Share                     1.70%                   0.30%                    2.00%


* As described above the administrative expense charge and the mortality and expense charge for certain Options may be higher for future Contracts. However, we will not increase the administrative expense charge once we issue your Contract, and we will not increase the charge for an Option once we add the Option to your Contract. The administrative expense charge is 0.19% for Contracts issued before January 1, 2005.

Page 16: Replace the 5th paragraph under the subheading "Contract Owner" with the following:

If you select the MAV Death Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is currently age 79. If you select the Spousal Protection Benefit (Co-Annuitant) Option or the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the maximum age of any Contract Owner or beneficial owner for CSP on the Rider Application Date is currently age 90.

Page 16: Replace the second paragraph with the following under the subheading "Annuitant":

If you select the MAV Death Benefit Option, the maximum age of any Annuitant on the Rider Application date is age 79.

If you select the Spousal Protection Benefit (Co-Annuitant) Option, the maximum age of any Annuitant on the Rider Application date is age 90.